UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 11, 2006
Portrait Corporation of America, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-8550	57-1208051

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

815 Matthews-Mint Hill Road, Matthews, North Carolina	28105

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (704) 847-8011
N/A

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT
     (a) On October 11, 2006, Portrait Corporation of America, Inc. (the “Company”) dismissed Eisner LLP (“Eisner”) as the Company’s independent registered public accounting firm. The Board of Directors of the Company, which currently performs the functions of an audit committee for the Board of Directors, participated in and approved the decision to dismiss Eisner. The Company’s management and the members of the Board believe the engagement of another independent registered public accounting firm which can staff and serve the Company with local resources will provide for more cost effective audit services.
The report of Eisner on the financial statements of the Company as of and for the fiscal year ended January 29, 2006 contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except that such audit report included an emphasis paragraph regarding substantial doubt existing about the Company’s ability to continue as a going concern.
During the fiscal year ended January 29, 2006 and through October 11, 2006, there were no disagreements with Eisner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Eisner, would have required Eisner to make reference to the subject matter of such disagreements in connection with its reports on the financial statements for such periods.
During the fiscal year ended January 29, 2006 and through October 11, 2006, there have been no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.
The Company provided Eisner with a copy of this Form 8-K prior to its filing and requested that Eisner furnish it with a letter addressed to the United States Securities and Exchange Commission stating whether or not it agrees with the above statements in Item 4.01. A copy of such letter dated October 13, 2006, is attached as Exhibit 16.1 to this Current Report on Form 8-K.
     (b) Effective October 16, 2006, the Board of Directors of the Company retained Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 28, 2007. The retention of Grant Thornton by the Company is subject to entry of an order approving such retention by the Bankruptcy Court.
During the Company’s two most recent fiscal years and subsequent interim period through October 11, 2006, the Company did not consult Grant Thornton LLP on any matters regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements by Grant Thornton LLP, and neither a written report nor oral advice was provided that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event as that term is defined in Item 304(a)(1)(v) of Regulation S-K.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d)	Exhibits
16.1	Letter from Eisner LLP dated October 13, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

PORTRAIT CORPORATION OF AMERICA, INC.
Date: October 17, 2006	By:	/s/ Thomas L. Garrett, Jr.
Thomas L. Garrett, Jr.
Executive Vice President, Chief Financial Officer

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